MICROS SYSTEMS, INC.
7031 COLUMBIA GATEWAY DR.
COLUMBIA, MD 21046-2289

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Louis M. Brown, Jr. 02 B. Gary Dando 03 A.L. Giannopoulos 04 F. Suzanne Jenniches 05 John G. Puente
06 Dwight S. Taylor

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the 2012 fiscal year (Proposal 2)	☐	☐	☐
3	Proposal to amend the Company's 1991 Stock Option Plan to authorize the issuance of an additional 1,200,000 shares of Common Stock (Proposal 3)	☐	☐	☐
4	Advisory vote on compensation of Company's Named Executive Officers (Proposal 4)	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

		1 year	2 years	3 years	Abstain
5	Advisory vote to determine the frequency of the advisory vote on compensation of Company's named executive officers (Proposal 5)	☐	☐	☐	☐

NOTE: To act on such other business as may be properly brought before the meeting and any adjournments or postponements thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000115807_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

MICROS SYSTEMS, INC.
Annual Meeting of Shareholders
November 18, 2011 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned Shareholder of MICROS Systems, Inc. ("MICROS" or the "Company") hereby appoints A.L. Giannopoulos and Louis M. Brown, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote all the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of MICROS Systems, Inc. to be held at 11:00 a.m. on November 18, 2011, at the MICROS Corporate Headquarters Building, 7031 Columbia Gateway Drive, Columbia, Maryland, 21046, or at any adjournments or postponements thereof, subject to the directions indicated on the proxy.

The Board of Directors recommends a vote FOR the nominees listed on the reverse side of this proxy, FOR proposals 2, 3, and 4 and for 1 YEAR on proposal 5.

IF NO INSTRUCTIONS ARE GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND FOR ONE YEAR WITH RESPECT TO PROPOSAL 5. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000115807_2 R1.0.0.11699